HarborView Mortgage Pass-Through Certificates

Series 2005-1

Preliminary Marketing Materials

$792,735,000 (Approximate)

Lead Underwriter

The representations and covenants, cashflows and structure with respect to the transaction will comply in all respects with Freddie Mac's Investment Requirements, January 2005 Version.  The transaction is anticipated to be structured as a QSPE.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: February 2, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-1

Mortgage Pass-Through Certificates, Series 2005-1

$792,735,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$560,765,000	Not Marketed Hereby		Floater (3)	Super Senior Floater	AAA/Aaa
2-A1A	$438,256,000	3.56 / 3.91	1-114 / 1-360	Floater (4)	Super Senior Floater	AAA/Aaa
2-A1B	$292,171,000	3.56 / 3.91	1-114 / 1-360	Floater (4)	Senior Mezz Floater	AAA/Aaa
2-A2	$62,308,000	3.56 / 3.91	1-114 / 1-360	Floater (4)	Senior Mezz Floater	AAA/Aaa
X(4)	Notional	Not Marketed Herby		Variable	Senior IO	AAA/Aaa
A-R	$100			Variable	Senior/Residual	AAA/Aaa
B-1	$29,107,000			Floater (6)	Subordinate Floater	AA/Aa2
B-2	$23,285,000			Floater (6)	Subordinate Floater	A/A2
B-3	$18,919,000			Floater (6)	Subordinate Floater	BBB/Baa2
B-4	$16,736,000	Privately Offered Certificates			Subordinate Floater	BB/Ba2
B-5	$8,731,000				Subordinate Floater	B/NR
B-6	$5,098,394				Subordinate Floater	NR/NR
Total	$1,455,376,494

(1)

Distributions on the Class 1-A Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans (“Group 1 Mortgage Loans”). Distributions on the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class X and Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A, Class 2-A1A, Class 2-A1 and Class 2-A2 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date, the Certificate Interest Rate for the Class 1-A Certificates will be equal to the least of (i) One-Month LIBOR plus the margin (which margin doubles after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) the related Net Maximum Rate Cap.

(4)

On each Distribution Date, the Certificate Interest Rate for the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates will be equal to the least of (i) One-Month LIBOR plus the margin (which margin doubles after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) 10.50%.

(5)

The Class X Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans.  The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the Certificates (other than the Class X Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Mortgage Loans.  The principal only components of the Class X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class  Certificates, as described herein.

(6)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicers:

Countrywide Home Loans Servicing, LP.

Trustee:

[U.S. Bank National Association]

Custodians:

The Bank of New York.

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

February 1, 2005.

Expected Pricing Date:

February [4], 2005.

Closing Date:

On or about February 28, 2005.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in March 2005.

Certificates:

The “Senior Certificates” will consist of the 1-A, Class 2-A1A, Class 2-A1B, Class 2-A2 (collectively the “Class A Certificates”), the Class X Certificates and Class A-R Certificate.  The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period with respect to the Offered Certificates and the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class A-R and Class X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $1,455,376,494 (the “Mortgage Loans”).  The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans, substantially all of which have original terms to maturity of 30 years.  All of the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of one, two or three months) based upon an index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).

The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $602,973,183.

The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $852,403,310.

Negative amortization on a Mortgage Loan will occur when the borrower selects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.00]% total subordination.

Shifting Interest:

Until the Distribution Date occurring in March 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

March 2005 – February 2015

0% Pro Rata Share

March 2015 – February 2016

30% Pro Rata Share

March 2016 – February 2017

40% Pro Rata Share

March 2017 – February 2018

60% Pro Rata Share

March 2018 – February 2019

80% Pro Rata Share

March 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in March 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in March 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses other than excess losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A Certificates and the group 1 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A2 Certificates until its class principal balance has been reduced to zero (After the principal balance of the Class 2-A2 Certificates has been reduced by their pro rata allocation of Realized Losses related to the Group II Mortgage Loans).

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates and the group 2 principal only component of the Class X Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A1A and Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A1B Certificates, until the principal balance of such class has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Senior Subordinate Certificates on a pro rata basis.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A2 and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, in each case adjusted for the related accrual period.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Class 1-A, and Subordinate Certificates is equal to the weighted average of the Net Maximum Rates of the Mortgage Loans, in each case adjusted for the related accrual period.

Carryover Shortfall

Amount:

The Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 and Subordinate Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the IO component of the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates) and additionally in the case of the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 and Subordinate Certificates and for any Distribution Date equals (x) the Net Mortgage Rates of the related Mortgage Loans less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related mortgage loan group for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related mortgage loan group as of the first day of the month prior to such Distribution Date, adjusted for the related Interest Accrual Period.

The “Adjusted Cap Rate” for the Class X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Class A-R, Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 and Subordinate Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates (other than the Class X Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the principal only component in the case of the Class X Certificates).

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YM”, with a counterparty (the “Counterparty”) for the benefit of the  Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%.  The Yield Maintenance Agreement will terminate after the Distribution Date in September 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates provided that payments  will be allocated pro rata based on class principal balance), as applicable.

The Class 2-A1A, Class 2-A1B and Class 2-A2 Yield Maintenance Agreement
Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)	Period	Notional ($)	Strike (%)
1	N/A	N/A	44	375,912,983.14	9.561200	87	164,531,486.44	9.561219
2	775,955,750.34	9.250960	45	369,069,944.88	9.252775	88	161,342,640.77	9.252792
3	763,294,579.64	9.559335	46	362,340,872.49	9.561204	89	158,214,165.46	9.561219
4	750,838,572.62	9.252784	47	355,907,973.87	9.252782	90	155,144,931.58	9.252792
5	738,584,238.40	9.561210	48	349,580,619.58	9.252785	91	152,133,831.23	9.252792
6	726,528,147.47	9.252783	49	343,328,119.09	10.244159	92	149,179,777.05	9.561219
7	714,666,930.54	9.252783	50	337,188,878.55	9.252792	93	146,281,701.89	9.252792
8	702,997,277.50	9.561209	51	330,834,287.06	9.561217	94	143,438,558.43	9.561219
9	691,515,936.32	9.252782	52	324,598,233.95	9.252792	95	140,649,318.82	9.252792
10	680,219,712.05	9.561208	53	318,478,520.25	9.561219	96	137,912,974.29	9.252792
11	669,087,521.33	9.252781	54	312,406,616.38	9.252793	97	135,228,534.83	10.244163
12	658,053,535.09	9.252780	55	306,448,680.24	9.252793	98	132,595,028.83	9.252792
13	647,045,601.06	10.244149	56	300,602,590.54	9.561219	99	130,011,502.72	9.561218
14	636,214,044.13	9.252779	57	294,847,309.96	9.252792	100	127,477,020.67	9.252792
15	625,559,551.29	9.561205	58	289,200,294.57	9.561219	101	124,990,664.25	9.561218
16	615,079,091.69	9.252778	59	283,659,526.80	9.252792	102	122,551,532.08	9.252792
17	604,769,687.94	9.561204	60	278,223,026.46	9.252792	103	120,158,739.58	9.252792
18	594,628,415.16	9.252777	61	272,888,850.09	10.244163	104	117,811,418.57	9.561218
19	584,652,400.01	9.252777	62	267,655,090.28	9.252792	105	115,508,717.04	9.252792
20	574,838,819.80	9.561202	63	262,519,874.96	9.561219	106	113,249,798.81	9.561218
21	565,184,901.54	9.252776	64	257,481,366.79	9.252792	107	111,033,843.28	9.252792
22	555,687,921.09	9.561201	65	252,537,762.52	9.561219	108	108,860,045.07	9.252792
23	546,329,770.01	9.252775	66	247,687,292.33	9.252792	109	106,727,613.81	10.244163
24	537,053,858.34	9.252774	67	242,928,219.22	9.252792	110	104,635,773.83	9.252792
25	527,798,157.93	10.244142	68	238,258,838.42	9.561219	111	102,583,763.86	9.561218
26	518,691,970.73	9.252773	69	233,677,476.77	9.252792	112	100,570,836.84	9.252792
27	509,735,909.89	9.561198	70	229,182,492.17	9.561219	113	98,596,259.58	9.561218
28	500,927,390.97	9.252772	71	224,772,272.96	9.252792	114	96,659,312.53	9.252792
29	492,263,875.28	9.561197	72	220,445,237.40	9.252792	115	94,759,289.54	9.252792
30	483,742,869.07	9.252771	73	216,199,833.08	10.244163	116	92,895,497.62	9.561218
31	475,293,778.84	9.252771	74	212,034,536.42	9.252792	117	91,067,256.64	9.252792
32	466,984,325.62	9.561197	75	207,947,852.08	9.561219	118	89,273,899.15	9.561218
33	458,812,101.89	9.252772	76	203,938,312.50	9.252792	119	87,514,770.14	9.252792
34	450,774,742.80	9.561198	77	200,004,477.33	9.561219	120	85,789,226.77	9.252792
35	442,856,653.63	9.252772	78	196,144,932.97	9.252792	121	84,096,638.18	10.244162
36	435,009,146.24	9.252773	79	192,358,292.05	9.252792	122	82,436,385.25	9.252792
37	427,178,856.31	9.890895	80	188,643,192.95	9.561219	123	80,807,860.41	9.561218
38	419,479,674.56	9.252773	81	184,998,299.34	9.252792	124	79,210,467.37	9.252792
39	411,909,321.08	9.561199	82	181,422,299.68	9.561219	125	77,643,620.99	9.561218
40	404,465,556.58	9.252774	83	177,913,906.78	9.252792	126	76,106,746.98	9.252792
41	397,146,181.64	9.561200	84	174,471,857.37	9.252792	127	74,599,281.80	9.252792
42	389,949,036.00	9.252774	85	171,094,911.61	9.890916
43	382,871,997.86	9.252774	86	167,781,852.71	9.252792

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

*Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)

**

a)

from the Group 1 Mortgage Loans to the Class A-R, Class 1-A Certificates and group 1 principal-only component of the Class X Certificates, sequentially until the principal balance of such Class (or the related principal only component in the case of the Class X Certificates) has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 principal-only component of the Class X Certificates, until the principal balance of the related principal only component of the Class X Certificates has been reduced to zero, up to the principal allocable for such classes;

3)

First to the Class 1-A, Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates on a pro rata basis and second, to the Subordinate Certificates sequentially, to pay any related Carryover Shortfall Amount, from amounts otherwise distributable with respect to the interest only component of the Class X Certificates (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X Certificates);

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)

Class A-R Certificate, any remaining amount.

*   The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**   Under certain limited circumstances such as when (i) the aggregate principal balance of any of the

    Class A Certificates and the related principal only component have been reduced to zero or

                                                    (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan group in case (i) or principal and interest from another mortgage loan group or groups in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class 2-A1A To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.71	4.72	3.56	2.28	1.60
MDUR (yr)	5.69	4.17	3.23	2.13	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	206	149	114	74	53

Class 2-A1A Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.14	5.13	3.91	2.51	1.76
MDUR (yr)	5.93	4.43	3.47	2.31	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A1B To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.71	4.72	3.56	2.28	1.60
MDUR (yr)	5.67	4.16	3.23	2.13	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	206	149	114	74	53

Class 2-A1B Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.14	5.13	3.91	2.51	1.76
MDUR (yr)	5.91	4.42	3.46	2.31	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A2 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	6.71	4.72	3.56	2.28	1.60
MDUR (yr)	5.67	4.16	3.22	2.13	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	206	149	114	74	53

Class 2-A2 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	7.14	5.13	3.91	2.51	1.76
MDUR (yr)	5.90	4.41	3.46	2.31	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 2-A1A, Class 2-A1B and Class 2-A2 Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1)

Assumes MTA increases instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$1,455,376,494
Number Of Loans:	4,264

			Minimum	Maximum
Average Current Balance:	$341,317.19		$24,800.00	$2,000,000.00
Average Original Balance:	$341,406.72		$24,800.00	$2,000,000.00

Weighted Average Current Mortgage Rate:	4.311%		1.000	11.723%
Weighted Average Gross Margin:	2.784%		1.550	9.950%
Weighted Average Maximum Mortgage Rate:	9.952%		9.950	12.000%

Weighted Average Original Ltv Ratio:	73.43%		15.66	95.00%

Weighted Average Negative Amortization Limit:	115.00%		110.00	115.00%
Weighted Average Payment Cap:	7.50%		7.50	7.50%

Weighted Average Credit Score:	710		573	821

Weighted Average Original Term:	360	months	300	360	months
Weighted Average Remaining Term:	359	months	299	360	months

Weighted Average Months To Roll:	1	months	1	3	months
Weighted Average Rate Adjustment Frequency:	1	months	1	1	months

First Payment Date:			Aug 01, 2004	Mar 01, 2005
Maturity Date:			Jan 01, 2030	Feb 01, 2035

Top State Concentrations ($):	61.47 % California, 9.04 % Florida, 4.18 % Nevada
Maximum Zip Code Concentration ($):	0.70% 92677

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	4,264	1,455,376,493.57	100.00
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
24,800 - 50,000	8	319,950.00	0.02
50,001 - 100,000	154	13,020,112.19	0.89
100,001 - 150,000	438	55,478,383.44	3.81
150,001 - 200,000	571	101,775,006.35	6.99
200,001 - 250,000	536	120,697,180.54	8.29
250,001 - 300,000	528	145,893,084.88	10.02
300,001 - 350,000	416	135,475,354.07	9.31
350,001 - 400,000	398	150,623,035.98	10.35
400,001 - 450,000	279	119,251,855.52	8.19
450,001 - 500,000	260	124,028,088.66	8.52
500,001 - 550,000	144	75,881,006.00	5.21
550,001 - 600,000	120	69,224,509.98	4.76
600,001 - 650,000	158	100,410,753.00	6.90
650,001 - 700,000	40	27,259,606.47	1.87
700,001 - 750,000	30	21,759,500.43	1.50
750,001 - 800,000	35	27,160,461.15	1.87
800,001 - 850,000	19	15,676,393.57	1.08
850,001 - 900,000	18	15,967,278.36	1.10
900,001 - 950,000	17	15,943,112.00	1.10
950,001 - 1,000,000	38	37,561,155.84	2.58
1,000,001 - 1,050,000	2	2,070,000.00	0.14
1,050,001 - 1,100,000	1	1,100,000.00	0.08
1,100,001 - 1,150,000	1	1,105,000.00	0.08
1,150,001 - 1,200,000	4	4,748,750.00	0.33
1,200,001 - 1,250,000	4	4,839,243.56	0.33
1,250,001 - 1,300,000	6	7,642,837.10	0.53
1,300,001 - 1,350,000	6	7,999,985.03	0.55
1,350,001 - 1,400,000	6	8,323,350.00	0.57
1,400,001 - 1,450,000	1	1,413,335.00	0.10
1,450,001 - 1,500,000	12	17,926,250.00	1.23
1,500,001 - 1,550,000	2	3,047,000.00	0.21
1,600,001 - 1,650,000	1	1,650,000.00	0.11
1,700,001 - 1,750,000	4	6,950,915.45	0.48

1,750,001 - 1,800,000	4	7,179,000.00	0.49
1,950,001 - 2,000,000	3	5,974,999.00	0.41
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	70	25,341,327.00	1.74
1.251 - 1.500	18	3,063,397.00	0.21
1.501 - 1.750	211	70,829,655.93	4.87
1.751 - 2.000	3	2,284,600.00	0.16
2.001 - 2.250	68	17,569,387.74	1.21
2.501 - 2.750	4	626,570.00	0.04
3.001 - 3.250	2	441,750.00	0.03
3.251 - 3.500	10	3,298,671.00	0.23
3.501 - 3.750	3	1,579,673.00	0.11
3.751 - 4.000	66	30,300,348.01	2.08
4.001 - 4.250	137	55,019,993.66	3.78
4.251 - 4.500	1,553	597,655,135.67	41.07
4.501 - 4.750	1,048	335,775,496.98	23.07
4.751 - 5.000	857	258,543,809.71	17.76
5.001 - 5.250	147	34,092,136.11	2.34
5.251 - 5.500	41	12,478,298.77	0.86
5.501 - 5.750	23	5,890,241.20	0.40
5.751 - 6.000	1	168,750.00	0.01
6.001 - 6.250	1	227,251.79	0.02
11.501 - 11.723	1	190,000.00	0.01
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	1	112,000.00	0.01
360	4,263	1,455,264,493.57	99.99
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 300	1	112,000.00	0.01
349 - 360	4,263	1,455,264,493.57	99.99
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN AGE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	97	33,243,194.00	2.28
1 - 6	4,166	1,421,968,375.88	97.70
7 - 7	1	164,923.69	0.01
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	2,613	905,268,398.96	62.20
PUD	942	343,875,739.06	23.63
Condominium	548	155,692,572.10	10.70
Two-Four Family	161	50,539,783.45	3.47
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,887	630,773,608.20	43.34
Purchase	1,564	572,887,969.96	39.36
Rate/Term Refinance	813	251,714,915.41	17.30
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	3,447	1,245,247,460.04	85.56
Investor	683	167,598,360.06	11.52
Second Home	134	42,530,673.47	2.92
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	2,999	1,108,867,244.31	76.19
Full Documentation	896	248,236,364.28	17.06
Alternative Documentation	366	97,614,527.56	6.71
No Income / No Asset	3	658,357.42	0.05
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	3,207	1,064,099,684.30	73.12
Silent Second	1,057	391,276,809.27	26.88
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.550 - 1.750	9	3,326,901.00	0.23
1.751 - 2.000	3	1,579,673.00	0.11
2.001 - 2.250	68	31,151,548.01	2.14
2.251 - 2.500	369	146,804,425.21	10.09
2.501 - 2.750	1,711	639,892,747.25	43.97
2.751 - 3.000	934	294,269,888.07	20.22
3.001 - 3.250	925	278,452,962.75	19.13
3.251 - 3.500	177	40,978,137.82	2.82
3.501 - 3.750	41	12,158,467.47	0.84
3.751 - 4.000	23	5,969,291.20	0.41
4.001 - 4.250	1	168,750.00	0.01
4.251 - 4.500	2	433,701.79	0.03
9.751 - 9.950	1	190,000.00	0.01
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	4,245	1,450,964,349.35	99.70
10.251 - 10.500	11	2,349,600.00	0.16
10.501 - 10.750	1	186,000.00	0.01
10.751 - 11.000	6	1,711,620.53	0.12
11.751 - 12.000	1	164,923.69	0.01
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
15.66 - 20.00	4	961,700.00	0.07
20.01 - 25.00	4	1,064,749.78	0.07
25.01 - 30.00	19	3,979,390.55	0.27
30.01 - 35.00	15	3,856,261.69	0.26
35.01 - 40.00	34	8,489,067.73	0.58
40.01 - 45.00	57	17,026,591.69	1.17
45.01 - 50.00	83	29,090,601.44	2.00
50.01 - 55.00	108	35,323,571.57	2.43
55.01 - 60.00	131	56,728,087.45	3.90
60.01 - 65.00	269	111,311,790.05	7.65
65.01 - 70.00	409	148,044,395.02	10.17
70.01 - 75.00	616	229,173,830.27	15.75
75.01 - 80.00	2,385	779,767,110.15	53.58
80.01 - 85.00	14	4,014,672.48	0.28
85.01 - 90.00	50	12,177,895.95	0.84
90.01 - 95.00	66	14,366,777.75	0.99
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 619	18	6,732,882.82	0.46
620 - 650	331	102,829,477.06	7.07
651 - 675	720	237,200,761.42	16.30
676 - 700	868	308,300,431.95	21.18
701 - 725	793	290,346,701.30	19.95
726 - 750	618	212,184,424.65	14.58
751 - 775	506	168,910,041.10	11.61
776 - 800	337	106,545,002.27	7.32
801 - 821	73	22,326,771.00	1.53
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/ A	2,260	815,602,032.86	56.04
3.00	1	166,000.00	0.01
12.00	21	7,248,845.00	0.50
36.00	1,979	630,957,547.36	43.35
60.00	3	1,402,068.35	0.10
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	2,152	894,598,561.59	61.47
Florida	493	131,625,347.46	9.04
Nevada	216	60,862,416.69	4.18
Colorado	154	41,665,815.62	2.86
Washington	128	33,088,336.51	2.27
Massachusetts	89	27,919,025.50	1.92
Illinois	83	27,189,558.07	1.87
New Jersey	66	19,980,051.82	1.37
Arizona	91	18,831,469.40	1.29
Michigan	86	18,390,544.03	1.26
Oregon	68	14,552,187.98	1.00
Virginia	38	14,544,868.07	1.00
Utah	57	14,340,216.20	0.99
Connecticut	34	13,215,365.87	0.91
Texas	63	11,706,584.63	0.80
New York	27	11,078,527.74	0.76
Minnesota	40	10,549,157.53	0.72
Hawaii	20	8,601,974.26	0.59
Maryland	26	8,592,538.20	0.59
Georgia	33	8,492,274.12	0.58
Pennsylvania	35	7,682,448.21	0.53
Wisconsin	31	6,838,944.04	0.47
Ohio	39	6,493,990.95	0.45
North Carolina	27	6,172,237.26	0.42
Idaho	20	5,709,878.70	0.39
Rhode Island	20	5,406,371.22	0.37
South Carolina	13	4,543,226.08	0.31
Indiana	17	4,174,535.53	0.29
Tennessee	17	3,214,103.24	0.22
New Hampshire	10	2,337,837.97	0.16

Continued on the next page

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Louisiana	12	2,303,456.24	0.16
Montana	6	1,384,721.05	0.10
Delaware	6	1,267,360.48	0.09
Missouri	11	1,260,384.27	0.09
New Mexico	4	1,061,750.00	0.07
Arkansas	4	1,041,691.83	0.07
District of Columbia	3	656,952.63	0.05
Kansas	4	612,283.47	0.04
Nebraska	4	540,880.00	0.04
Iowa	3	503,515.00	0.03
Kentucky	3	482,650.00	0.03
Wyoming	3	476,154.11	0.03
Alaska	2	408,500.00	0.03
Vermont	2	383,000.00	0.03
Alabama	1	204,000.00	0.01
South Dakota	1	173,600.00	0.01
North Dakota	1	110,800.00	0.01
Oklahoma	1	106,400.00	0.01
Total	4,264	1,455,376,493.57	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PMI COMPANY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No MI	4,138	1,426,254,253.39	98.00
PMI	40	10,049,702.88	0.69
Commonwealth	29	5,978,750.47	0.41
United Guaranty	22	4,642,441.00	0.32
Triad Guaranty Ins. Co.	17	4,152,110.00	0.29
Unknown	8	2,548,848.91	0.18
GEMICO	4	943,699.00	0.06
MGIC	6	806,687.92	0.06
Total	4,264	1,455,376,493.57	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$602,973,183
Number Of Loans:	2,721

			Minimum	Maximum
Average Current Balance:	$221,599.85		$24,800.00	$665,000.00
Average Original Balance:	$221,659.03		$24,800.00	$665,000.00

Weighted Average Current Mortgage Rate:	4.348%		1.000	6.098%
Weighted Average Gross Margin:	2.851%		1.550	4.425%
Weighted Average Maximum Mortgage Rate:	9.953%		9.950	12.000%

Weighted Average Original Ltv Ratio:	73.71%		15.66	95.00%

Weighted Average Negative Amortization Limit:	115.00%		110.00	115.00%
Weighted Average Payment Cap:	7.50%		7.50	7.50%

Weighted Average Credit Score:	711		620	821

Weighted Average Original Term:	360	months	300	360	months
Weighted Average Remaining Term:	359	months	299	360	months

Weighted Average Months To Roll:	1	months	1	3	months
Weighted Average Rate Adjustment Frequency:	1	months	1	1	months

First Payment Date:			Aug 01, 2004	Mar 01, 2005
Maturity Date:			Jan 01, 2030	Feb 01, 2035

Top State Concentrations ($):	45.52 % California, 12.35 % Florida, 6.18 % Nevada
Maximum Zip Code Concentration ($):	0.48% 89052

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	2,721	602,973,183.20	100.00
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
24,800 - 50,000	8	319,950.00	0.05
50,001 - 100,000	154	13,020,112.19	2.16
100,001 - 150,000	436	55,212,913.44	9.16
150,001 - 200,000	564	100,607,256.35	16.69
200,001 - 250,000	536	120,697,180.54	20.02
250,001 - 300,000	526	145,304,922.06	24.10
300,001 - 350,000	414	134,821,785.72	22.36
350,001 - 400,000	61	22,097,752.61	3.66
400,001 - 450,000	9	3,888,750.00	0.64
450,001 - 500,000	7	3,379,500.00	0.56
500,001 - 550,000	2	1,084,000.00	0.18
550,001 - 600,000	1	585,000.00	0.10
600,001 - 650,000	2	1,289,060.29	0.21
650,001 - 665,000	1	665,000.00	0.11
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	45	9,935,767.00	1.65
1.251 - 1.500	18	3,063,397.00	0.51
1.501 - 1.750	137	29,425,217.54	4.88
1.751 - 2.000	1	147,300.00	0.02
2.001 - 2.250	56	11,745,369.39	1.95
2.501 - 2.750	4	626,570.00	0.10
3.001 - 3.250	2	441,750.00	0.07
3.251 - 3.500	8	1,817,371.00	0.30
3.501 - 3.750	1	122,500.00	0.02
3.751 - 4.000	28	7,100,813.81	1.18
4.001 - 4.250	71	16,042,203.17	2.66
4.251 - 4.500	832	192,868,274.40	31.99
4.501 - 4.750	714	155,010,285.56	25.71
4.751 - 5.000	616	134,781,610.49	22.35
5.001 - 5.250	135	27,516,721.20	4.56
5.251 - 5.500	32	7,573,302.47	1.26
5.501 - 5.750	19	4,358,728.38	0.72
5.751 - 6.000	1	168,750.00	0.03
6.001 - 6.098	1	227,251.79	0.04
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
300	1	112,000.00	0.02
360	2,720	602,861,183.20	99.98
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 300	1	112,000.00	0.02
349 - 360	2,720	602,861,183.20	99.98
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN AGE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	69	14,350,334.00	2.38
1 - 6	2,651	588,457,925.51	97.59
7 - 7	1	164,923.69	0.03
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,601	349,974,003.68	58.04
PUD	552	123,368,042.50	20.46
Condominium	422	89,681,913.48	14.87
Two-Four Family	146	39,949,223.54	6.63
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,258	288,392,635.54	47.83
Purchase	891	199,391,501.81	33.07
Rate/Term Refinance	572	115,189,045.85	19.10
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	2,046	466,080,041.73	77.30
Investor	583	117,286,702.74	19.45
Second Home	92	19,606,438.73	3.25
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	1,743	402,989,872.76	66.83
Full Documentation	685	139,548,843.26	23.14
Alternative Documentation	290	59,776,109.76	9.91
No Income / No Asset	3	658,357.42	0.11
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	2,122	469,158,994.15	77.81
Silent Second	599	133,814,189.05	22.19
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.550 - 1.750	6	1,343,201.00	0.22
1.751 - 2.000	1	122,500.00	0.02
2.001 - 2.250	28	7,072,013.81	1.17
2.251 - 2.500	196	45,947,473.30	7.62
2.501 - 2.750	957	217,155,352.56	36.01
2.751 - 3.000	644	138,196,047.49	22.92
3.001 - 3.250	672	147,262,897.79	24.42
3.251 - 3.500	162	33,045,199.61	5.48
3.501 - 3.750	33	7,788,267.47	1.29
3.751 - 4.000	19	4,437,778.38	0.74
4.001 - 4.250	1	168,750.00	0.03
4.251 - 4.425	2	433,701.79	0.07
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	2,705	599,899,884.87	99.49
10.251 - 10.500	10	1,828,800.00	0.30
10.501 - 10.750	1	186,000.00	0.03
10.751 - 11.000	4	893,574.64	0.15
11.751 - 12.000	1	164,923.69	0.03
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
15.66 - 20.00	3	365,000.00	0.06
20.01 - 25.00	3	564,749.78	0.09
25.01 - 30.00	18	3,029,390.55	0.50
30.01 - 35.00	12	1,916,261.69	0.32
35.01 - 40.00	28	4,739,067.73	0.79
40.01 - 45.00	43	7,981,181.87	1.32
45.01 - 50.00	59	11,941,586.05	1.98
50.01 - 55.00	80	17,235,573.08	2.86
55.01 - 60.00	84	19,102,181.89	3.17
60.01 - 65.00	173	38,064,236.49	6.31
65.01 - 70.00	269	60,184,585.94	9.98
70.01 - 75.00	355	81,685,733.09	13.55
75.01 - 80.00	1,487	335,324,026.29	55.61
80.01 - 85.00	9	1,463,552.26	0.24
85.01 - 90.00	37	7,035,060.74	1.17
90.01 - 95.00	61	12,340,995.75	2.05
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 650	228	50,085,624.98	8.31
651 - 675	463	105,347,988.55	17.47
676 - 700	522	117,195,272.36	19.44
701 - 725	467	105,202,578.63	17.45
726 - 750	415	91,578,107.11	15.19
751 - 775	331	70,697,846.42	11.72
776 - 800	242	52,144,654.15	8.65
801 - 821	53	10,721,111.00	1.78
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	1,336	296,689,642.10	49.20
3.00	1	166,000.00	0.03
12.00	15	3,163,215.00	0.52
36.00	1,369	302,954,326.10	50.24
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,031	274,501,018.64	45.52
Florida	395	74,461,813.64	12.35
Nevada	166	37,290,750.00	6.18
Colorado	124	25,378,006.62	4.21
Washington	107	22,005,670.51	3.65
Massachusetts	63	15,138,778.22	2.51
Michigan	78	13,504,044.03	2.24
Arizona	78	13,467,921.40	2.23
Illinois	60	12,656,463.68	2.10
Oregon	62	11,147,632.69	1.85
New Jersey	49	11,043,308.34	1.83
Texas	57	8,589,084.54	1.42
Utah	46	8,055,214.04	1.34
Pennsylvania	33	6,670,448.21	1.11
Minnesota	32	5,869,820.43	0.97
Ohio	37	5,081,990.95	0.84
Connecticut	22	4,979,387.00	0.83
Virginia	18	4,867,422.31	0.81
Georgia	25	4,834,927.35	0.80
Maryland	18	4,266,633.20	0.71
Wisconsin	25	4,051,094.73	0.67
Hawaii	14	3,379,474.26	0.56
New York	13	3,191,912.29	0.53
Rhode Island	16	3,146,515.09	0.52
North Carolina	21	3,079,837.26	0.51
Indiana	15	2,827,535.53	0.47
Idaho	15	2,669,753.70	0.44
Tennessee	15	2,135,603.24	0.35
South Carolina	10	1,877,526.08	0.31
Louisiana	11	1,835,456.24	0.30
New Hampshire	9	1,785,837.97	0.30
Delaware	6	1,267,360.48	0.21
Missouri	11	1,260,384.27	0.21
Montana	5	954,721.05	0.16
District of Columbia	3	656,952.63	0.11
Kansas	4	612,283.47	0.10
Arkansas	3	556,850.00	0.09
Nebraska	4	540,880.00	0.09
Iowa	3	503,515.00	0.08
New Mexico	3	484,250.00	0.08
Kentucky	3	482,650.00	0.08
Wyoming	3	476,154.11	0.08

Continued on the next page

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Alaska	2	408,500.00	0.07
Vermont	2	383,000.00	0.06
Alabama	1	204,000.00	0.03
South Dakota	1	173,600.00	0.03
North Dakota	1	110,800.00	0.02
Oklahoma	1	106,400.00	0.02
Total	2,721	602,973,183.20	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PMI COMPANY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No MI	2,616	582,621,280.45	96.62
PMI	30	6,341,312.86	1.05
Commonwealth	26	4,876,250.47	0.81
United Guaranty	21	4,219,141.00	0.70
Triad Guaranty Ins. Co.	13	2,386,562.00	0.40
GEMICO	4	943,699.00	0.16
MGIC	6	806,687.92	0.13
Unknown	5	778,249.50	0.13
Total	2,721	602,973,183.20	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$852,403,310
Number Of Loans:	1,543

			Minimum	Maximum
Average Current Balance:	$552,432.48		$126,000.00	$2,000,000.00
Average Original Balance:	$552,575.54		$126,000.00	$2,000,000.00

Weighted Average Current Mortgage Rate:	4.285%		1.000	11.723%
Weighted Average Gross Margin:	2.736%		1.550	9.950%
Weighted Average Maximum Mortgage Rate:	9.951%		9.950	10.950%

Weighted Average Original Ltv Ratio:	73.24%		19.89	95.00%

Weighted Average Negative Amortization Limit:	115.00%		110.00	115.00%
Weighted Average Payment Cap:	7.50%		7.50	7.50%

Weighted Average Credit Score:	709		573	821

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	359	months	355	360	months

Weighted Average Months To Roll:	1	months	1	3	months
Weighted Average Rate Adjustment Frequency:	1	months	1	1	months

First Payment Date:			Oct 01, 2004	Mar 01, 2005
Maturity Date:			Sep 01, 2034	Feb 01, 2035

Top State Concentrations ($):	72.75 % California, 6.71 % Florida, 2.77 % Nevada
Maximum Zip Code Concentration ($):	1.14% 92677

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	1,543	852,403,310.37	100.00
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
126,000 - 150,000	2	265,470.00	0.03
150,001 - 200,000	7	1,167,750.00	0.14
250,001 - 300,000	2	588,162.82	0.07
300,001 - 350,000	2	653,568.35	0.08
350,001 - 400,000	337	128,525,283.37	15.08
400,001 - 450,000	270	115,363,105.52	13.53
450,001 - 500,000	253	120,648,588.66	14.15
500,001 - 550,000	142	74,797,006.00	8.77
550,001 - 600,000	119	68,639,509.98	8.05
600,001 - 650,000	156	99,121,692.71	11.63
650,001 - 700,000	39	26,594,606.47	3.12
700,001 - 750,000	30	21,759,500.43	2.55
750,001 - 800,000	35	27,160,461.15	3.19
800,001 - 850,000	19	15,676,393.57	1.84
850,001 - 900,000	18	15,967,278.36	1.87
900,001 - 950,000	17	15,943,112.00	1.87
950,001 - 1,000,000	38	37,561,155.84	4.41
1,000,001 - 1,050,000	2	2,070,000.00	0.24
1,050,001 - 1,100,000	1	1,100,000.00	0.13
1,100,001 - 1,150,000	1	1,105,000.00	0.13
1,150,001 - 1,200,000	4	4,748,750.00	0.56
1,200,001 - 1,250,000	4	4,839,243.56	0.57
1,250,001 - 1,300,000	6	7,642,837.10	0.90
1,300,001 - 1,350,000	6	7,999,985.03	0.94
1,350,001 - 1,400,000	6	8,323,350.00	0.98
1,400,001 - 1,450,000	1	1,413,335.00	0.17
1,450,001 - 1,500,000	12	17,926,250.00	2.10
1,500,001 - 1,550,000	2	3,047,000.00	0.36
1,600,001 - 1,650,000	1	1,650,000.00	0.19
1,700,001 - 1,750,000	4	6,950,915.45	0.82
1,750,001 - 1,800,000	4	7,179,000.00	0.84
1,950,001 - 2,000,000	3	5,974,999.00	0.70
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.000	25	15,405,560.00	1.81
1.501 - 1.750	74	41,404,438.39	4.86
1.751 - 2.000	2	2,137,300.00	0.25
2.001 - 2.250	12	5,824,018.35	0.68
3.251 - 3.500	2	1,481,300.00	0.17
3.501 - 3.750	2	1,457,173.00	0.17
3.751 - 4.000	38	23,199,534.20	2.72
4.001 - 4.250	66	38,977,790.49	4.57
4.251 - 4.500	721	404,786,861.27	47.49
4.501 - 4.750	334	180,765,211.42	21.21
4.751 - 5.000	241	123,762,199.22	14.52
5.001 - 5.250	12	6,575,414.91	0.77
5.251 - 5.500	9	4,904,996.30	0.58
5.501 - 5.750	4	1,531,512.82	0.18
11.501 - 11.723	1	190,000.00	0.02
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	1,543	852,403,310.37	100.00
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
355 - 360	1,543	852,403,310.37	100.00
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LOAN AGE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	28	18,892,860.00	2.22
1 - 5	1,515	833,510,450.37	97.78
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,012	555,294,395.28	65.14
PUD	390	220,507,696.56	25.87
Condominium	126	66,010,658.62	7.74
Two-Four Family	15	10,590,559.91	1.24
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	673	373,496,468.15	43.82
Cash Out Refinance	629	342,380,972.66	40.17
Rate/Term Refinance	241	136,525,869.56	16.02
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,401	779,167,418.31	91.41
Investor	100	50,311,657.32	5.90
Second Home	42	22,924,234.74	2.69
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	1,256	705,877,371.55	82.81
Full Documentation	211	108,687,521.02	12.75
Alternative Documentation	76	37,838,417.80	4.44
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	1,085	594,940,690.15	69.80
Silent Second	458	257,462,620.22	30.20
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.550 - 1.750	3	1,983,700.00	0.23
1.751 - 2.000	2	1,457,173.00	0.17
2.001 - 2.250	40	24,079,534.20	2.82
2.251 - 2.500	173	100,856,951.91	11.83
2.501 - 2.750	754	422,737,394.69	49.59
2.751 - 3.000	290	156,073,840.58	18.31
3.001 - 3.250	253	131,190,064.96	15.39
3.251 - 3.500	15	7,932,938.21	0.93
3.501 - 3.750	8	4,370,200.00	0.51
3.751 - 4.000	4	1,531,512.82	0.18
9.751 - 9.950	1	190,000.00	0.02
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	1,540	851,064,464.48	99.84
10.251 - 10.500	1	520,800.00	0.06
10.751 - 10.950	2	818,045.89	0.10
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
19.89 - 20.00	1	596,700.00	0.07
20.01 - 25.00	1	500,000.00	0.06
25.01 - 30.00	1	950,000.00	0.11
30.01 - 35.00	3	1,940,000.00	0.23
35.01 - 40.00	6	3,750,000.00	0.44
40.01 - 45.00	14	9,045,409.82	1.06
45.01 - 50.00	24	17,149,015.39	2.01
50.01 - 55.00	28	18,087,998.49	2.12
55.01 - 60.00	47	37,625,905.56	4.41
60.01 - 65.00	96	73,247,553.56	8.59
65.01 - 70.00	140	87,859,809.08	10.31
70.01 - 75.00	261	147,488,097.18	17.30
75.01 - 80.00	898	444,443,083.86	52.14
80.01 - 85.00	5	2,551,120.22	0.30
85.01 - 90.00	13	5,142,835.21	0.60
90.01 - 95.00	5	2,025,782.00	0.24
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 619	18	6,732,882.82	0.79
620 - 650	103	52,743,852.08	6.19
651 - 675	257	131,852,772.87	15.47
676 - 700	346	191,105,159.59	22.42
701 - 725	326	185,144,122.67	21.72
726 - 750	203	120,606,317.54	14.15
751 - 775	175	98,212,194.68	11.52
776 - 800	95	54,400,348.12	6.38
801 - 821	20	11,605,660.00	1.36
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	924	518,912,390.76	60.88
12.00	6	4,085,630.00	0.48
36.00	610	328,003,221.26	38.48
60.00	3	1,402,068.35	0.16
Total	1,543	852,403,310.37	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,121	620,097,542.95	72.75
Florida	98	57,163,533.82	6.71
Nevada	50	23,571,666.69	2.77
Colorado	30	16,287,809.00	1.91
Illinois	23	14,533,094.39	1.70
Massachusetts	26	12,780,247.28	1.50
Washington	21	11,082,666.00	1.30
Virginia	20	9,677,445.76	1.14
New Jersey	17	8,936,743.48	1.05
Connecticut	12	8,235,978.87	0.97
New York	14	7,886,615.45	0.93
Utah	11	6,285,002.16	0.74
Arizona	13	5,363,548.00	0.63
Hawaii	6	5,222,500.00	0.61
Michigan	8	4,886,500.00	0.57
Minnesota	8	4,679,337.10	0.55
Maryland	8	4,325,905.00	0.51
Georgia	8	3,657,346.77	0.43
Oregon	6	3,404,555.29	0.40
Texas	6	3,117,500.09	0.37
North Carolina	6	3,092,400.00	0.36
Idaho	5	3,040,125.00	0.36
Wisconsin	6	2,787,849.31	0.33
South Carolina	3	2,665,700.00	0.31
Rhode Island	4	2,259,856.13	0.27
Ohio	2	1,412,000.00	0.17
Indiana	2	1,347,000.00	0.16
Tennessee	2	1,078,500.00	0.13
Pennsylvania	2	1,012,000.00	0.12
New Mexico	1	577,500.00	0.07
New Hampshire	1	552,000.00	0.06
Arkansas	1	484,841.83	0.06
Louisiana	1	468,000.00	0.05
Montana	1	430,000.00	0.05
Total	1,543	852,403,310.37	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PMI COMPANY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No MI	1,522	843,632,972.94	98.97
PMI	10	3,708,390.02	0.44
Unknown	3	1,770,599.41	0.21
Triad Guaranty Ins. Co.	4	1,765,548.00	0.21
Commonwealth	3	1,102,500.00	0.13
United Guaranty	1	423,300.00	0.05
Total	1,543	852,403,310.37	100.00